UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) December 19, 2006


                           New Century Companies, Inc.
             (Exact name of registrant as specified in its chapter)


       Delaware                      000-09459                06-10345787
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation             File Number)           Identification No.)


       9835 Santa Fe Springs Road
          Santa Fe Springs, CA                                       90670
(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (562) 906-8455

                                       N/A
          (Former name or former address, if changed since last report)

Section 1 - Registrant's Business and Operations

Item 1.01 - Entry into a Material Definitive Agreement

      On December 19, 2006, New Century Companies, Inc. (the "Company") entered into an Amended and Restated Registration Rights Agreement (the "Amendment") with CAMOFI Master LDC (the "Purchaser").

      Summary of material changes to registration Rights agreement: Timing of Registration Statements. Anything to the contrary notwithstanding, due to Commission's current standpoint on Rule 415, the Company shall not be subject to any liquidated damages pursuant to Section 2(b) (Attached Exhibit), and any liquidated damages accrued prior to the date hereof shall be waived. Failure to meet the timetable set below will subject the Company to liquidated damages set forth in Section 2(b) (Attached Exhibit).

i) within 45 days, the Company shall prepare and file with the Securities and Exchange Commission a Registration Statement covering the resale of all common Stock issuable upon conversion of the 12% Senior Secured Convertible Note dated February 28, 2009, up to 33% of the Company`s issued and outstanding stock;

ii) within 90 days from effectiveness of the Registration Statement referred to in i) above, the Company shall prepare and file with the Securities and Exchange Commission a Registration Statement covering the resale of all common Stock issuable upon conversion of the 12% Senior Secured Convertible Note dated February 28, 2009 to extent not registered above plus all shares of common stock underlying the Purchaser Warrants, up to 33% of the Company`s issued and outstanding stock;


iii) within 90 days from effectiveness of the Registration Statement referred to in ii) above, the Company shall prepare and file with the Securities and Exchange Commission a Registration Statement covering the resale of all common Stock issuable upon conversion of the 12% Senior Secured Convertible Note dated February 28, 2009 plus all shares of common stock underlying the Purchaser Warrants to extent not registered above, up to 33% of the Company`s issued and outstanding stock;

iv) within 90 days from effectiveness of the Registration Statement referred to in iii) above, the Company shall prepare and file with the Securities and Exchange Commission a Registration Statement covering the resale of all additional Purchaser Warrants to extent not registered above, up to 33% of the Company`s issued and outstanding stock;


In conjunction with the Amendmnet, the Company and the Purchaser entered in to a Common Stock Purchase Warrant Agreement, granting the Purchaser warrants to purchase 1,500,000 shares of common stock of the Company at an exercise price of $0.35 for a term of seven years (the "Warrants").


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


There is no material relationship between the Company or its affiliates and any of the parties, other than with respect to this transaction.

Section 3 - Securities and Trading Markets

Item 3.02 - Unregistered Sales of Equity Securities

Pursuant to the Amendment, the Company issued to the Purchaser Common Stock Purchase Warrant granting the Purchaser warrants to purchase 1,500,000 shares of common stock of the Company at an exercise price of $0.35 for a term of seven years. The Company relied on the exemption from registration relating to offerings that do not involve any public offering pursuant to Section 4(2) under the Securities Act of 1933 (the "Act") and/or Rule 506 of Regulation D promulgated pursuant thereto. The Company believes that the Purchaser is an "accredited investor" under Rule 501 under Regulation D of the Act and had adequate access to information about the Company.


Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

      (c) The following exhibits are being disclosed and furnished herewith in connection with the "Amendment" with CAMOFI Master LDC:

   Exhibit No.       Exhibit Description
   -----------       -------------------

      10.1 Amended and Restated Registration Rights Agreement between New Century Companies, Inc. and CAMOFI Master LDC

      10.2        Common Stock Purchase Warrant issued to CAMOFI Master LDC

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NEW CENTURY COMPANIES, INC


Dated: December 26, 2006               By: /s/ David Duquette
                                           -------------------
                                           David Duquette
                                           President


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